STOCK PURCHASE AGREEMENT

                                     Between

                           VERMONT PURE SPRINGS, INC.

                                       and

                                 CAROLYN HOWARD

                                 Relating to the
                                Capital Stock of

                               A.M. FRIDAYS, INC.



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                                TABLE OF CONTENTS



         ARTICLE I                 - REPRESENTATIONS, WARRANTIES AND AGREEMENTS
OF THE STOCKHOLDER..............................................................................................-1-
                  1.1      Organization.........................................................................-2-
                  1.2      Subsidiaries; Partnerships...........................................................-2-
                  1.3      Authority............................................................................-2-
                  1.4      Capital Structure....................................................................-2-
                  1.5      Financial Statements.................................................................-3-
                  1.6      Material Changes since March 31, 1997................................................-3-
                  1.7      Availability of Assets and Legality of Use...........................................-3-
                  1.8      Accounts Receivable..................................................................-4-
                  1.9      Real Property and Leases.............................................................-4-
                  1.10     Organizational Documents.............................................................-4-
                  1.11     Material Contracts and Leases........................................................-4-
                  1.12     Insurance............................................................................-4-
                  1.13     No Undisclosed Liabilities...........................................................-5-
                  1.14     Litigation and Claims................................................................-5-
                  1.15     Tax Liabilities......................................................................-5-
                  1.16     Employee Agreements..................................................................-5-
                  1.17     Employee Relations...................................................................-5-
                  1.18     Benefit Plans........................................................................-6-
                  1.19     Conflicts............................................................................-7-
                  1.20     Corporate Name.......................................................................-7-
                  1.21     Trademarks and Proprietary Rights....................................................-7-
                  1.22     Brokers..............................................................................-7-
                  1.23     No Omissions.........................................................................-7-

         ARTICLE II REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
BUYER...........................................................................................................-8-
                  2.1      Organization.........................................................................-8-
                  2.2      Authority............................................................................-8-
                  2.3      Brokers..............................................................................-8-
                  2.4      No Omissions.........................................................................-8-
                  2.5      Financial Ability....................................................................-8-
                  2.6      Conduct After Execution..............................................................-9-
                  2.7      Acceleration.........................................................................-9-


         ARTICLE III - ADDITIONAL COVENANTS OF THE STOCKHOLDER AND THE
BUYER...........................................................................................................-9-
                  3.1      Non-Competition......................................................................-9-
                  3.2      Use of Trademarks...................................................................-10-

                  3.3      Use of Names........................................................................-10-
                           ------------
                  3.4      Additional Tax Information..........................................................-10-
                           --------------------------
                  3.5      Certain Tax Matters.................................................................-10-
                           -------------------


         ARTICLE IV - ACTION PRIOR TO THE CLOSING DATE.........................................................-11-
                  4.1      Confidential Nature of Information..................................................-11-
                  4.2      Accuracy of Representations and Warranties..........................................-11-
                  4.3      No Material Change in the Company...................................................-11-
                  4.4      No Public Announcement..............................................................-12-


         ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
BUYER..........................................................................................................-12-
                  5.1      No Misrepresentation or Breach of Covenants and Warranties..........................-12-
                  5.2      No Changes in or Destruction of Property............................................-12-


         ARTICLE VI - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
STOCKHOLDER....................................................................................................-12-


         ARTICLE VII - PURCHASE PRICE AND CLOSING..............................................................-13-
                  7.1      Closing.............................................................................-13-
                  7.2      Purchase and Sale...................................................................-13-
                  7.3      Deliveries by the Stockholder.......................................................-13-
                  7.4      Deliveries of the Buyer.............................................................-15-


         ARTICLE VIII - SURVIVAL OF OBLIGATIONS; INDEMNIFICATION...............................................-15-
                  8.1      Survival of Obligations.............................................................-15-
                  8.2      Indemnification.....................................................................-15-

         ARTICLE IX - MISCELLANEOUS............................................................................-17-
                  9.1      Notices.............................................................................-17-
                  9.2      Governing Law.......................................................................-17-
                  9.3      Successors and Assigns..............................................................-18-
                  9.4      Severability........................................................................-18-
                  9.5      Expenses............................................................................-18-
                  9.6      Titles and Headings.................................................................-18-
                  9.7      Schedules...........................................................................-18-
                  9.8      Entire Agreement; Amendments and Waivers............................................-18-
                  9.9      No Assignment.......................................................................-18-





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SCHEDULES
         1.1      Jurisdictions of Qualification..................................................................1
         1.3      Consents........................................................................................2
         1.5      Bank Accounts of the Company....................................................................3
         1.7      Assets..........................................................................................5
         1.8      Accounts Receivable.............................................................................5
         1.9      Real Property...................................................................................5
         1.11     Leases..........................................................................................6
         1.12     Insurance.......................................................................................6
         1.14     Claims..........................................................................................6
         1.15     Tax Procedures..................................................................................6
         1.16     Employment Agreements...........................................................................7
         1.17     Employee Compensation...........................................................................7
         1.19     Conflicts.......................................................................................9
         1.21     Trademarks and Proprietary Rights..............................................................10


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                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement, made and entered into this _16_ day of July, 1997 (the "Agreement") by and among VERMONT PURE SPRINGS, INC., a Delaware corporation (the "Buyer"), and CAROLYN HOWARD, an individual (the "Stockholder") and A.M. FRIDAYS, INC., a New Hampshire corporation (the "Company"), all of the issued and outstanding capital stock (the "Stock") of which is owned by the Stockholder.

                                   WITNESSETH:

         WHEREAS, the Company is engaged in the business of home and office delivery of water products, vending machines, and coffee/tea products;

         WHEREAS, the Stockholder desires to sell the Stock to the Buyer pursuant to the terms and conditions set forth in this Agreement; and

         WHEREAS, the Buyer desires to purchase the Stock from the Stockholder on the terms and conditions set forth in this Agreement,

         NOW, THEREFORE, the Buyer and the Stockholder, in consideration of the agreements, covenants and conditions contained herein, hereby make the following representations and warranties, give the following covenants and agree to be legally bound hereby as follows:

                                    ARTICLE I

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                               OF THE STOCKHOLDER

         As an inducement to the Buyer to enter into this Agreement and to consummate the transactions contemplated herein, the Stockholder represents and warrants to the Buyer and agrees as set forth in this Article I. The representations and warranties of the Stockholder are qualified by the information set forth in the Schedules referred to in this Article I. Buyer acknowledges and agrees that apart from the representations and warranties of the Stockholder contained in this Agreement, the Stockholder and representatives of the Stockholder have made no further or additional representations or warranties.Buyer acknowledges and agrees that apart from the representations and warranties of the Stockholder contained in this Agreement, the Stockholder and representatives of the Stockholder have made no further or additional representations or warranties.


1.1 Organization. The Stockholder is an individual. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire and is duly qualified to transact business as a foreign corporation and is in good standing as such in the jurisdictions listed on Schedule 1.1 hereto, which are the only jurisdictions in which the failure to so qualify would have a material adverse effect on the business or financial condition of


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the  Company.  The  Company  has the  corporate  power and  authority  and other authorizations necessary or required in order for it to own or lease and operate its properties and to carry on its businesses as now conducted.

1.2 Subsidiaries; Partnerships. The Company does not own any interest in any other corporation, partnership, joint venture or other entity.

1.3 Authority. The Stockholder has the authority to execute, deliver and perform its obligations under this Agreement. This Agreement, when executed and delivered by the Stockholder and assuming the due execution hereof by the Buyer, will constitute the valid, legal and binding agreement of the Stockholder enforceable in accordance with its terms. Except as described on
Schedule 1.3 hereof, no consent, authorization, approval, order, license, certificate or permit of or from or declaration or filing with, any Federal, state, local or other governmental authority or any court or other tribunal (collectively, the "Governmental Consents") is required in connection with the execution, delivery or performance of this Agreement by the Stockholder. Except as described on Schedule 1.3, no consent of any affiliate of the Company or the Stockholder or of any party to any, contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party, or to which any of its properties or assets is subject (the "Stockholder's Contractual Consents"), is required for the execution, delivery or performance of this Agreement by the Stockholder. The execution, delivery and performance by the Stockholder does not (if the Governmental Consents and the Stockholder's Contractual Consents referred to in Schedule 1.3 hereof have been obtained prior to the Closing) (I) violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate, modify or otherwise change, in any material respect, the rights or obligations of the parties thereunder or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, (ii) violate or result in a material breach of any term of the certificate of incorporation or other organizational documents or by-laws of the Company, or the Stockholder, or (iii) violate, result in a breach of or conflict, in any material respect, with any law, rule, regulation, order, judgment or decree binding the Company or the Stockholder, or to which any of their respective operations, businesses, properties, or assets are subject.

1.4 Capital Structure. The authorized capital stock of the Company consists of 1000 authorized shares of common stock at no par value per share, of which 100 shares are issued and outstanding (and none of which is held by the Company as treasury stock). Except for this Agreement, there are no agreements, arrangements, options, warrants or rights or commitments of any character relating to the issuance, sale, purchase or redemption of any shares of capital stock of the Company. There is outstanding no security or other investment convertible into or exchangeable for capital stock of the Company. Each of such outstanding shares of Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right; and is owned of record and beneficially by the Stockholder, free and clear of any liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts or restrictions of any kind and the transfer and delivery

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of the Stock to the Buyer by the  Stockholder as  contemplated by this Agreement will be sufficient to transfer good and marketable record and beneficial title and ownership to such Stock to the Buyer free and clear of liens, claims, encumbrances and restrictions of any kind.

1.5 Financial Statements. The Stockholder has furnished to the Buyer the audited consolidated balance sheets of the Company for the years ended December 31, 1995 and 1996 and the related statements of operations, statements of shareholder's equity and statements of cash flows for the periods then ended, including the notes thereto (the 1995-1996 statements are collectively defined as the "Financial Statements") and the unaudited financial statements (balance sheet and profit and loss statement) at and for the period ended March 31, 1997 (the "March 31 Balance Sheet"). The Financial Statements and the March 31, 1997 Balance Sheet fairly present the respective financial positions of the Company as of the respective dates thereof and the results of operations for the respective periods covered thereby, and the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout all periods and in accordance with the books and records of the Company.

             There is set forth on Schedule 1.5 hereto a correct and complete list of all (I) accounts, borrowing resolutions and deposit boxes maintained by the Company at any bank or other financial institution (ii) the names of the persons authorized to sign or otherwise act with respect thereto, and (iii) powers of attorney for the Company.

1.6 Material Changes since March 31, 1997. To the best of the Stockholder's knowledge, since March 31, 1997, the business of the Company has been operated only in the ordinary course and, whether or not in the ordinary course of business other than as disclosed in this Agreement or the Schedules referred to herein there has not been, occurred or arisen (i) any Material adverse change in the financial condition of the Company from that shown on the March 31 Balance Sheet; (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, to any property or business of the Company; (iii) any amendment or termination of any agreement other than in the ordinary course of business, or cancellation or Material reduction of any debt owing to the Company or waiver or relinquishment of any right of Material value to the Company; or (iv) any other event or condition which Materially and adversely affects the results of operations or business, financial condition or property of the Company ("Material" to be defined as any transaction or event with a balance sheet effect in excess of $12,000).

1.7 Availability of Assets and Legality of Use. Except as specified in Schedule 1.7, the assets owned or leased by the Company constitute all of the assets which are being used in their businesses, and, to the best of the Stockholder's knowledge, after due inquiry of the Company's Senior Officers, such assets are in good and serviceable condition (normal wear and tear excepted) and suitable for the uses for which intended and such assets and their uses conform in all Material respects to all applicable laws; and except as specified in Schedule 1.7, the Company has title to, or valid leasehold interests in, all of their respective properties and assets, including those reflected on the March 31 Balance Sheet (other than those disposed of for fair

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value in the  ordinary  course of  business)  which at Closing  will be free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances.


1.8 Accounts Receivable. All accounts receivable reflected on the March 31 Balance Sheet for the Company and not collected at the date hereof, have arisen from bona fide transactions in the ordinary course of the Company's business. Except as set forth in Schedule 1.8, none of such receivables is subject to counterclaims, set-offs or is in dispute and all of such accounts are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof, subject to the allowance for possible losses shown on such March 31 Balance Sheet.

1.9 Real Property and Leases. The Company does not own any real property. Attached hereto as Schedule 1.9 are true, correct and complete copies of every lease or agreement under which the Company is lessee or sublessee of, or holds or operates, any real property or personal property owned by any third party. Each of such leases and agreements is in full force and effect and constitutes a legal, valid and binding obligation of the Company and, to the best of the Stockholder's knowledge, after due inquiry of the Company's Senior Officers, the other parties thereto. The Company is not in default in any Material respect under any such lease or agreement nor, to the best of the Stockholder's knowledge has any event occurred which with the passage of time or giving of notice or both would constitute such a default. Except as set forth on
Schedule 1.9, none of such leases or agreements requires the consent of any party thereto to the transactions contemplated by this Agreement.

1.10 Organizational Documents. The Company has delivered to the Buyer the Certificate of Incorporation and Bylaws of the Company, as presently in effect, certified by the Secretary of the Company. The stock ledgers and stock transfer books and the minute book records of the Company relating to all issuances and transfers of stock by the Company and all formal proceedings of the Stockholder and the Board of Directors of the Company since their respective incorporations made available to the Buyer are the original stock ledgers and stock transfer books and minute book records of the Company or exact copies thereof.

1.11 Material Contracts and Leases. True, correct and complete copies of every Material contract, agreement, lease or other obligation or commitment under which the Company, is the obligor, lessor or sublessor have been made available to the Buyer and attached hereto as Schedule 1.11. Each of such agreements and leases is in full force and effect and constitutes a legal, valid and binding obligation of the parties thereto and is enforceable in accordance with its terms except as enforcement of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally. Neither the Company nor the other parties to such agreements and leases are in default under any such lease or agreement in any Material respect as it relates to the Company nor to the best of the knowledge of the Stockholder after due inquiry of the Company's Senior Officers, has any event occurred which with the passage of time or the giving of notice or both would constitute such a Material default.

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1.12                  Insurance.  Attached hereto as Schedule 1.12 is a list and an accurate description of all policies of insurance that are held or maintained by or for the benefit of the Company as of the date hereof (including policy numbers, nature of coverage, limits, deductibles, carriers, premiums and effective and termination dates) The Company has complied with each of such policies and has not failed to give any notice or present any known claim thereunder. The Company has not received, and no event or omission within the control of the Company has occurred which may cause it to receive notice that any such policies will be canceled or will be reduced in amount or scope. True and complete copies of all such policies have been delivered to the Buyer.

1.13 No Undisclosed Liabilities. The Company is not subject to any Material liability (including unasserted claims), absolute or contingent, which is not shown or which is in excess of amounts shown or reserved for in the March 31 Balance Sheet other than liabilities of the same nature as those set forth on the March 31 Balance Sheet and reasonably incurred in the ordinary course of business after March 31, 1997.

1.14 Litigation and Claims. Except as set forth on Schedule hereto, there are no lawsuits, proceedings, claims, governmental or other proceedings (formal or informal) or investigations pending or threatened with respect to the Company or its businesses, properties or assets which may reasonably be expected to have a Material adverse effect on the Company.

1.15 Tax Liabilities. Schedule 1.15 sets forth a correct description of the procedures followed with respect to all payments by the Company to the Stockholder in connection with taxes, including any amounts paid in 1997, the dates of such payments and any amounts remaining to be paid in respect of any period prior to the Closing Date. The amounts reflected as liabilities for taxes on the March 31 Balance Sheet are sufficient for the payment of all unpaid Federal, state, county, local and foreign taxes of the Company accrued and applicable to the period ended on such balance sheet date and all years and periods prior thereto.

1.16 Employee Agreements. Attached hereto as Schedule 1.16 is a true, correct and complete list of all employee benefit plans, contracts, and arrangements, oral or written, including, but not limited to, union contracts, employee benefit plans and severance plans, whereunder the Company has any obligation (other than the obligation to make current wage or salary payments terminable on notice of 30 days or less or normal policies concerning holidays, vacations and salary continuation during short absence for illness or other reasons) to or on behalf of its officers, employees or their beneficiaries or whereunder any of such persons owes money to the Company.

1.17 Employee Relations. The Company has not engaged in any unfair labor practice, unlawful employment practice or unlawful discriminatory practice in the conduct of its respective businesses. The Company has complied in all Material respects with all applicable laws, rules and regulations relating to wages, hours and collective bargaining and have withheld all amounts required to be withheld from the wages or salaries of employees. The Company is not a party to or threatened with or in danger of being a party to any labor dispute which would Materially

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interfere  with the  conduct of their  businesses.  Set forth on  Schedule  1.17 hereto is the name and total annual compensation (including bonuses) paid by the Company or the Subsidiary to current active employees during the year ended December 31, 1996 and the annual compensation payable for 1997.

1.18 Benefit Plans. Schedule 1.18 contains a list of any "employee pension benefit plan" or "employee welfare benefit plan" within the meaning of Sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") established or maintained by the Company to which the Company has made any contributions in 1996 or 1997 (collectively the "Employee Benefit Plans"). The Company is not required, or was not required within the immediately preceding five years, to make any contribution to any "multiemployer plan" within the meaning of Section 3(7) of ERISA. The Company does not have any liability in respect of any employee pension benefit plans established or maintained and to which contributions are or were made by it to the Pension Benefit Guaranty Corporation ("PBGC").

             Schedule 1.18 also lists each deferred compensation plan, bonus plan, stock option plan, employee stock purchase plan and any other employee benefit plan, agreement, arrangement or commitment not required under the preceding paragraph to be listed on Schedule 1.18 (other than normal policies concerning holidays, vacations and salary continuation during short absences for illness or other reasons) maintained by the Company.

             Except as set forth on Schedule 1.18, (a) no employee pension benefit plan, as defined in Section 3(2) of ERISA, maintained or contributed to by the Company or in respect of which the Company is considered an "employer" under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code"),
(i) has incurred any "accumulated funding deficiency," as defined in Section 412 of the Code (whether or not waived), or (ii) has incurred any liability to PBGC, and (b) the Company has not breached any of the responsibilities, obligations or duties imposed on it by ERISA or the Code with respect to any employee pension benefit plan or employee welfare benefit plan maintained by it, which breach has given rise to, or may in the future give rise to, an obligation to pay money, including the obligation to make any required contribution to any employee pension benefit plan for any plan year ending prior to the Closing Date. There is no contribution due for any pension plan for the year in which the Closing occurs. Except as set forth on Schedule 1.18, neither the Company nor any of its affiliates or any "party in interest," as defined in Section 3(14) of ERISA, in respect of any such plan has engaged in any non-exempted prohibited transaction described in Sections 406 and 408 of ERISA or Section 4975 of the Code which would result in a Material adverse effect on the Company. Except as set forth on
Schedule 1.18, no reportable event, as defined in Section 4043 of ERISA, has occurred with respect to any employee pension benefit plan maintained or contributed to by the Company or in respect of which the Company is an employer under Section 414 of the Code; and none of such plans has been terminated by the plan administrator thereof or by the PBGC. The Company has not incurred any unpaid liability for any pension plan covered under ERISA.

             With respect to any employee pension benefit plan or employee welfare benefit plan maintained by the Company, no action, suit, grievance, arbitration or other manner of litigation, or claim with respect to the assets of the plan (other than the routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) are pending, threatened or imminent against or with respect to the plan,  the  Company,  or  fiduciary  (as defined in ERISA  ss.3(21)) of the plan
(including any action, suit, grievance, arbitration or other manner of litigation, or claim regarding conduct which allegedly interferes with the attainment of rights under the plan), and the Stockholder has no knowledge of any facts which would give rise to or could give rise to any action, suit, grievance, arbitration or other manner of litigation, or claim.

1.19 Conflicts. There are (a) no Material situations involving the interests of the Stockholder (except as listed on Schedule 1.16 or Schedule 1.19) or to the best of Stockholder's knowledge any officer or director of the Company which may be generally characterized as a "conflict of interest," including but not limited to, the leasing of property to or from the Company or significant direct or indirect interests in the business of competitors, suppliers or customers of the Company.

1.20 Corporate Name. The Company owns and possesses, to the exclusion of the Stockholder and its affiliates, all rights to the use of the names"A.M.Fridays" and "Four Seasons Spring Water" including, but not limited to, the right to use such names in advertising and neither the Company nor the Stockholder has licensed either name to any party.

1.21 Trademarks and Proprietary Rights. All trademarks, trade names, copyrights and applications therefor which are owned or exclusively used or registered in the name of or licensed to the Company are listed and briefly described on Schedule 1.21. Other than as specified on Schedule 1.21, no proceedings have been instituted or are pending or threatened which challenge the validity of the ownership by the Company of any such trademarks, trade names, copyrights or applications. The Company has not licensed anyone to use any of the foregoing or any other technical know-how or other proprietary rights of the Company and the Stockholder has no knowledge of the infringing use of any of such trademarks and trade names or the infringement of any such copyrights by any person except as set forth on Schedule 1.21. The Company owns all trademarks, trade names, copyrights, processes and other technical know-how and other proprietary rights now used in the conduct of its business and has not received any notice of conflict with the asserted rights of others except as specified in Schedule 1.21.

1.22 Brokers. Neither the Company nor the Stockholder has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement. Neither the Company nor the Stockholder has any agreement or obligation whatsoever with entities other than the Buyer regarding any proposed acquisition of the Company by any such entity and neither of them is engaged in any negotiations with any such entity for any such acquisition.

1.23                  No Omissions.  None of the representations or warranties
of the Stockholder
                                                         7
contained herein and, none of the information contained in the Schedules referred to in this Article I is false or misleading in any Material respect or omits to state a fact herein or therein, necessary to make the statements herein or therein in the circumstances in which they were made not misleading in any Material respect.

                                   ARTICLE II

             REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE BUYER

             As an inducement to the Stockholder to enter into this Agreement and to consummate the transactions contemplated herein, the Buyer represents and warrants to the Stockholder and agrees as follows:

2.1 Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

2.2 Authority. This Agreement and the transactions contemplated herein have been duly approved by all necessary corporate action on the part of the Buyer. This Agreement, when executed and delivered by the Buyer, and assuming due execution hereof by the Stockholder will constitute the valid and binding agreement of the Buyer enforceable in accordance with its
terms.  Neither the execution nor the delivery  of  this  Agreement,   nor  the
consummation  of  the   transactions contemplated  herein,  nor  compliance
with nor fulfillment of the terms and provisions hereof, will (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the governing instruments of the Buyer, any instrument, mortgage, agreement, judgment, order, award, decree or other restriction to which the Buyer is a party or by which the Buyer is bound or any statute or regulatory provisions affecting it or (ii) require the approval, consent, or authorization of or any filing with or notification to any Federal, state or local court, governmental authority or regulatory body. The Buyer has full power and authority to purchase the Stock pursuant to this Agreement and to do and perform all acts and things required to be done by the Buyer under this Agreement.

2.3 Brokers. Neither the Buyer nor its representatives has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions provided for in this Agreement.

2.4 No Omissions. None of the representations or warranties of the Buyer contained herein and none of the other information or documents furnished to the Stockholders or the Company by the Buyer or its representatives in connection with this Agreement is false or misleading in any Material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any Material respect; to the best knowledge of the Buyer, there is no fact which adversely affects, or in the future is likely to adversely affect, the business or assets of the Buyer in any Material respect which has not been disclosed in writing to the Stockholder or the Company.

                Financial Ability. The Buyer has the financial resources and ability to meet each of its obligations under this Agreement, whether due at Closing or after Closing, in a timely manner and without default.

2.6 Conduct After Execution. From the date hereof, subject otherwise to the terms and conditions of this Agreement, Buyer shall do nothing to jeopardize the transactions contemplated by this Agreement, or fail to take any action necessary in order to consummate the transactions contemplated by this Agreement.

2.7 Acceleration. Upon the sale of any of the stock of the Company, or all or substantially all of the assets of the Company, all obligations of Buyer to the Stockholder, including but not limited to the Note, Non-Competition Agreement, Employment Agreement or Consulting Agreement, shall be accelerated and become immediately due and payable.

                                   ARTICLE III

              ADDITIONAL COVENANTS OF THE STOCKHOLDER AND THE BUYER

3.1                      Non-Competition.

                      (a) In furtherance of the sale of the Stock to the Buyer, upon the consummation of the transactions contemplated herein and more effectively to transfer and protect the business of the Company, the Stockholder agrees that for a period ending on the fifth anniversary of the date hereof, she will not (I) directly or indirectly own, manage or operate a home and office water delivery business anywhere in New York, Vermont, New Hampshire, Maine, Massachusetts, Rhode Island, and Connecticut, and any other state in which the Company presently conducts its business, that sells to any of the Company's existing customers; provided that ownership of not more than five percent (5%) of the issued and outstanding shares of a class of securities of a corporation, the securities of which are traded on a national securities exchange or in the over-the-counter market, shall not be deemed ownership of the issuer of such shares for the purposes of this paragraph; or (ii) induce or attempt to persuade any employee or agent of the Company to terminate such employment or agency relationship in order to enter into any such relationship with the Stockholder or any of its subsidiaries or affiliates or to enter into any such relationship on behalf of any other business organization in competition with the Company or the Buyer.

                      (b) Without limiting the right of the Buyer and any of its successors or assigns to pursue all other legal and equitable rights available to them for violation of the covenant set forth in Section 3.1(a) above by the Stockholder, it is agreed that other remedies cannot fully compensate the Buyer and its successors and assigns for such a violation and that the Buyer and its successors and assigns shall be entitled to injunctive relief to prevent violation or continuing violation hereof. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this covenant, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

3.2 Use of Trademarks. From the date hereof, neither the Stockholder nor any stockholder, director, employee or officer of the Stockholder shall have the right to use any of the trademarks, trade names, or applications therefor heretofore exclusively used or owned by the Company or to use any trademarks or trade names similar thereto or designs imitative thereof except as officers or agents of the Company in connection with its business prior to the Closing. From the date hereof, neither the Stockholder nor any stockholder, director, employee or officer of the Stockholder shall have any right to use or to disclose, except in the ordinary course of business of the Company, to any person, firm or corporation other than the Buyer, its employees, agents and representatives, any trade or business secrets or client lists or other proprietary information of the Company.

3.3 Use of Names. From the Closing Date, the Stockholder and its successors, assigns and affiliates, shall not use the names "A.M.Fridays" and "Four Seasons Spring Water".

3.4 Additional Tax Information. The Stockholder agrees to deliver promptly to the Buyer any copies of information in the Stockholder's possession reasonably requested by the Buyer in connection with any tax returns relating to the Company (whether filed prior to the Closing or to be filed hereafter). The Stockholder shall have access to such records of the Company as shall reasonably be required to enable the Stockholder to prepare any tax returns for periods ending on or before the Closing.

3.5 Certain Tax Matters. The Stockholder shall pay all Federal, state and local taxes, including without limitation, income, profits, occupation, excise, property, sales, use and franchise taxes and including interest and penalties on, based on, measured by or with respect to the income, net worth or capital of the Company (the "Taxes") for all taxable periods up to and including the Closing Date.

             Within thirty (30) days after the filing of any tax return relating to the Company with respect to a tax period commencing before the Closing Date, and ending after the Closing Date, the Stockholder shall pay to the Buyer its appropriate share of such Taxes in an amount equal to the Taxes, if any, that would have been due if such tax period had ended on the Closing Date, less any estimated taxes previously paid by the Stockholder or its affiliates for such period.

             The Stockholder shall file, or cause the Company to file, all tax returns required to be filed on or before the Closing Date with respect to the Company (and amendments thereof) and all tax returns (and amendments thereof) with respect to Taxes on income for tax periods ending on or before the Closing Date. The Buyer shall file or cause the Company to file, all tax returns required to be filed after the Closing Date with respect to the Company, other than tax returns with respect to Taxes for tax periods ending on or before the Closing Date.

                                   ARTICLE IV

                        ACTION PRIOR TO THE CLOSING DATE

             The parties hereto agree to take the following actions between the date hereof and the Closing Date:

4.1 Confidential Nature of Information. The Buyer and the Stockholder agree that, in the event that the transactions contemplated herein shall not be consummated, each will treat in confidence all documents, Materials and other information which it shall have obtained during the course of the negotiations leading to the execution of this Agreement, the investigation of the other party hereto and the preparation of this Agreement and any other documents relating hereto, and shall return to the other party all copies of non-public documents and Materials which have been furnished in connection therewith.

4.2 Accuracy of Representations and Warranties. The Stockholder shall refrain from intentionally taking any action and shall cause the Company to refrain from intentionally taking any action which would render any representation and/or warranty contained in Article I of this Agreement inaccurate at any time between the date hereof and the Closing Date. The Stockholder will promptly notify the Buyer of any lawsuits, claims, proceedings or investigations that, to the knowledge of the Stockholder, may be brought, asserted or commenced against the Company, its officers or directors, or the Stockholder.

4.3 No Material Change in the Company. Prior to the Closing Date, the Stockholder shall not, without the prior written approval of the Buyer, cause the Company to (i) make any Material change in the business or operations of the Company; (ii) make any Material change in the accounting policies applied in the preparation of the financial statements referred to herein; (iii) declare any dividends on its issued and outstanding shares of capital stock, or make any other distribution of any kind in respect thereof; (iv) issue, sell or otherwise distribute any authorized but unissued shares of its capital stock or effect any stock split or reclassification of any such shares or grant or commit to grant any option, warrant or other rights to subscribe for or purchase or otherwise acquire any shares of capital stock of the Company or any security convertible or exchangeable for any such shares;
(v) purchase or redeem any of the capital stock of the Company; (vi) incur or be liable for indebtedness to the Stockholder or any of its subsidiaries, or affiliates other than in the ordinary course of business; (vii) make any Material change in the base compensation of officers or key employees of the Company; (viii) enter into any contract, license, franchise or commitment other than in the ordinary course of business, or waive any rights of substantial value; or (ix) enter into any other transaction affecting in any Material respect the business of the Company other than in the ordinary course of business and in conformity with past practices, or as contemplated by this Agreement.

4.4 No Public Announcement. Neither the Stockholder nor the Buyer shall, without the approval of the other, make any press release or other public announcements or filing concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised thereof and given an opportunity to comment thereon.



                                    ARTICLE V

                CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER

             The obligations of the Buyer under this Agreement to purchase and pay for the Stock shall, at the option of the Buyer, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

5.1                  No Misrepresentation or Breach of Covenants and Warranties.
There shall have been no Material breach by the Stockholder in the performance of any of its covenants and agreements herein, each of the representations and warranties of the Stockholder contained in this Agreement shall be true and correct in all Material respects on the Closing Date as though made on the Closing Date and there shall have been delivered to the Buyer a certificate or certificates to that effect, dated the Closing Date and signed by the Stockholder.

5.2 No Change in or Destruction of Property. There shall have been, between the date hereof and the Closing Date, no Material adverse change in the condition, financial or otherwise, of the Company or any of its assets.


                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE STOCKHOLDER

            The obligations of the Stockholder under this Agreement to deliver the Stock shall, at the option of the Stockholder, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

             There shall have been no Material breach by the Buyer in the performance of any of its covenants and agreements herein, each of the representations and warranties of the Buyer contained or referred to in this Agreement shall be true and correct in all Material respects on the Closing Date as though made on the Closing Date and there shall have been delivered to the

Stockholder a certificate or certificates to that effect, dated the Closing Date and signed on behalf of the Buyer by its President.


                                   ARTICLE VII

                           PURCHASE PRICE AND CLOSING

7.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place on or before July 1, 1997 (the " Closing Date").

7.2                   Purchase and Sale.

                      (a) On the Closing Date, the Stockholder shall sell to the Buyer the Stock for the following consideration:

                              (i)          cash  payable by Buyer in the amount
of $350,000.00 by wire transfer;

                              (ii)         a Note, in the form attached hereto
as Exhibit "A", made by the Buyer in the amount of $300,000.00 for a term of five (5) years at the rate of interest of eight and one-half percent (8 1/2%) with equal monthly payments of principal and interest based on an 8 year amortization and a balloon payment due at the expiration of the term of the note;

                              (iii)        contingent consideration in the form
of a bonus in the event that gross sales of the Company, for the time period January 1, 1997 through January 2, 1998, exceeds $1,135,000.00. In the event the bonus is earned, Vermont Pure Holdings, Ltd. ("VPUR- NASDAQ") will, on or before February 1, 1998, subject to all applicable SEC regulations, issue a number of shares of its unregistered common stock whose market price (based on the closing price of its registered shares on December 31, 1997) is equal to the dollar total of gross revenues in excess of $1,135,000.00.

                      (b) In addition to the Purchase Price, the Stockholder shall enter into with the Company an Agreement in the form attached hereto as Exhibit "B" embodying (i) a non-compete agreement that will pay Stockholder compensation of $20,000.00 per year (plus health and welfare benefits covering Stockholder and her spouse at current levels of coverage) for five (5) years with the first payment due on the signing of this agreement; (ii) an employment agreement for six (6) months at an annual compensation rate of $25,000.00 paid bi-weekly; and, (iii) a consulting agreement commencing at the expiration of the employment period for thirty (30) months at an annual compensation of $25,000.00 paid bi-weekly.

7.3 Deliveries by the Stockholder. At the Closing, the Stockholder shall sell, assign, transfer and convey to the Buyer all of the outstanding capital stock of the Company and shall deliver, at the Closing the following:

                      (a) A certificate or certificates representing all of the Stock, together with fully executed and witnessed stock powers (in blank) attached thereto with signatures guaranteed by an institution that is a participant in the Securities Transfer Agents Medallion Program.

                      (b) An opinion dated the Closing Date hereof from counsel for the Stockholder, in form and substance satisfactory to the Buyer and its counsel, to the effect that:

                              (i)          The Company is a corporation validly
existing and in good standing under the laws of the State of New Hampshire; and the Company has full corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted. To the best of such counsel's knowledge, the Company has no subsidiaries.

                              (ii)         The authorized capital stock of the
Company consists of 1000 authorized shares of common stock, at no par value per share, of which 100 shares have been issued and are outstanding and are owned of record by the Stockholder; except for this Agreement, and all of the issued and outstanding shares of common stock of the Company as of the Closing are validly issued, fully paid and nonassessable.

                              (iii)        This Agreement has been duly and
validly executed and delivered by the Stockholder and such Agreement, assuming due execution by the Buyer, is the valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms except as enforcement of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

                              (iv)         The Stockholder has full power and
authority to execute and deliver the Agreement and to perform its obligations hereunder. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, (a) violates or conflicts with or results in the breach of the terms, conditions or provisions of, or constitutes a default under, the Certificate of Incorporation or the Bylaws of the Company or any agreement or instrument known to such counsel to which the Company or the Stockholder is a party or by which either of them is bound or (b) requires the consent, approval or authorization of or any filing with or notification to any Federal, state or local court, governmental authority or regulatory body not already obtained or made, as the case may be.

                              (v)          To the best of such counsel's
knowledge there is no action, suit, proceeding or investigation pending or threatened against the Stockholder or the Company, other than actions, suits, proceedings or investigations described in Schedule 1.14, Schedule 1.17 or
Schedule 1.21 hereto, which might result in a Material adverse change in the properties, business or assets which questions the legality, validity or propriety of this Agreement or of any action taken or to be taken by the Stockholder pursuant to or in connection with this Agreement.

                              (vi)         The Stockholder is the lawful owner
of the Stock, to the best of such counsel's knowledge, free and clear of all adverse claims, with unrestricted right and power to transfer and deliver the Stock to the Buyer. The Stockholder has executed and delivered to the Buyer such instruments as are sufficient in form to vest good and marketable title to the Stock in the Buyer free and clear of all adverse claims.

             In giving such opinion, counsel for the Stockholder may rely, as to matters of fact, upon certificates of officers of the Company.

                              (vii)        The resignations immediately prior to
the Closing of (i) each director of the Company and (ii) each officer of the Company as requested by the Buyer, however, any liability incurred under the Company's existing severance policy as a result of such resignations shall be borne by the Buyer.

7.4 Deliveries of the Buyer. At the Closing, the Buyer shall deliver to the Stockholder an opinion of Ledgewood Law Firm, P.C., counsel for the Buyer, in form and substance satisfactory to the Stockholder and its counsel, to the effect that (i) The Buyer is a corporation duly organized, validly existing and in good standing under the laws State of Delaware; and
(ii) this Agreement and the transactions contemplated herein have been duly approved by all necessary corporate action of the Buyer and such Agreement, assuming due execution by the Stockholder, is the valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms except as enforcement of such agreement may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and, (iii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, (a) violates or conflicts with or results in the breach of the terms, conditions or provisions of, or constitutes a
default  under,   the   Certificate  of Incorporation  or the Bylaws of the
Company or any agreement or instrument known to such counsel to which the Company or the Stockholder is a party or by which either of them is bound or
(b) requires the consent, approval or authorization of or any filing with or notification to any Federal, state or local court, governmental authority or regulatory body not already obtained or made, as the case may be.

             In giving such opinion, counsel for the Buyer may rely, as to matters of fact, upon certificates of officers of the Buyer.


                                  ARTICLE VIII

                    SURVIVAL OF OBLIGATIONS; INDEMNIFICATION

8.1 Survival of Obligations. All representations and warranties made herein by the Stockholder and its obligations to be performed pursuant to the terms hereof, shall survive the Closing hereunder and shall terminate three years after the Closing; provided, that, (i) the representations and warranties contained in Section 1.15 shall expire three (3) years after the

Closing, or with respect to any dispute with the Internal Revenue Service, upon the later to occur of the following (x) such dispute's final resolution and the payment of all taxes, interest and penalties arising therefrom and (y) the expiration of the applicable statute of limitations; and (ii) the representations in Section 1.4 shall not terminate.

8.2 Indemnification. (a) The Stockholder agrees to indemnify and hold harmless the Buyer, the Company and their subsidiaries, affiliates, successors and assigns from and against any and all (x) liabilities, losses, costs, deficiencies or damages and any and all amounts paid in settlement ("Loss") and (y) reasonable attorneys' and accountants' fees and expenses, court costs and all other reasonable out-of-pocket expenses ("Expense") net of any insurance received, incurred by the Buyer or the Company, in investigating, preparing or defending against any litigation, commenced or threatened, or any claim asserted in good faith in connection with or arising from (i) any claim that the Stockholder did not convey to the Buyer good and marketable title to all of the issued and outstanding capital stock of the Company pursuant to this Agreement, (ii) any breach by the Stockholder of any of its covenants in, or failure of the Stockholder to perform any of its obligations hereunder, or (iii) any breach of any warranty or the inaccuracy of any representation of the Stockholder contained or referred to in this Agreement or in any certificate delivered by or on behalf of the Stockholder pursuant hereto.

                      (b) The Buyer and the Company agree to indemnify and hold harmless the Stockholder and its successors and assigns from and against any and all Loss and Expense incurred by the Stockholder in investigating, preparing or defending against any litigation, commenced or threatened, or any claim asserted in good faith in each case net of any insurance received and retained by the Stockholder in connection with or arising from (i) any breach by the Buyer or the Company of any of its covenants in, or any failure of the Buyer or the Company to perform any of its obligations under, this Agreement or
(ii) any breach of any warranty or the inaccuracy of any representation of the Buyer contained or referred to in this Agreement or in any certificate delivered by or on behalf of the Buyer pursuant hereto.

                      (c) If a party incurring a Loss or Expense (an "Indemnified Person") has suffered or incurred any Loss or Expense, the Indemnified Person shall so notify the party responsible therefor (an "Indemnifying Person") promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement or any certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred. If any action at law or suit in equity is instituted by or against a third party with respect to which an Indemnified Person intends to claim any liability or expense as Loss or Expense under this Section 8.2, such Indemnified Person shall promptly notify the Indemnifying Person of such action or suit.

                      (d) An Indemnified Person shall have the right, but not the obligation, to participate at its own expense in the defense of any third party claim, action or suit with counsel of its own choosing, but the Indemnifying Person shall be entitled to control the defense unless the Indemnified Person has relieved the Indemnifying Person from liability with respect to the particular matter. In the event that the Indemnifying Person shall fail timely to defend, contest or otherwise protect against such claim, the Indemnified Person shall have the right, but not the obligation, to defend, contest or otherwise protect against the same or, on not less than thirty (30) days' written notice to the Indemnifying Person, make any compromise or settlement thereof, and such compromise or settlement shall be binding on the Indemnifying Person for purposes of indemnification under this Article VIII unless the Indemnifying Person objects thereto within the thirty day period aforesaid.

                      (e) The Buyer and/or the Company shall have the right to set off against any amounts due the Stockholder in accordance with the
Note issued by the Buyer pursuant to Section 7 hereof up to a limit of $300,000 with respect to any amounts both (i) owed to the Buyer by the Stockholder as a result of the indemnification provided in this Section
8.2 and (ii) paid  out-of-pocket  to third parties by the Buyer or the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS

9.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) three (3) days after having been sent by certified or registered mail, return receipt requested, (b) one (1) business day after having been sent by regional recognized courier guarantying next business day delivery, or (C) upon delivery if given by hand delivery against written receipt, addressed as follows:

     If to the Buyer:

                           Vermont Pure Springs, Inc.
                              70 West Red Oak Lane
                             White Plains, NY 10604
                                 with a copy to:

                              Kevin F. Berry, Esq.
                               Ledgewood Law Firm
                               1521 Locust Street
                             Philadelphia, PA 19102

     If to the Stockholder:

                                 Carolyn Howard
                                279 Mountain Road
                            Jaffrey Center, NH 03454

     With a copy to:

                             Bradford E. Cook, Esq.
                       Sheehan Phinney Bass & Green, P.A.
                                 1000 Elm Street
                                 P. O. Box 3701
                            Manchester, NH 03105-3701



9.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Hampshire without regard to the provisions on conflicts of law.

9.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.4 Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a Material change as to cause enforcement of the terms hereof to be unreasonable.

9.5 Expenses. Each party hereto shall pay its own xpenses (including, without limitation, legal and accounting fees and expenses) incident to its negotiation and preparation of this Agreement and to its performance and compliance with the provisions contained herein.

9.6 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

9.7 Schedules. The Schedules and Exhibits to this Agreement shall be construed with and read as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, including the Exhibits and Schedules hereto, contains the entire understanding of the parties hereto with regard to the subject matter contained herein. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the rights of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement

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


shall be held to constitute a waiver of any other or subsequent breach.

9.9 No Assignment. Neither party shall assign its right or delegate its duties under this Agreement to any other person or entity without the prior written consent of the other party. A consent required by either party pursuant to this paragraph shall not, once requested, be unreasonably withheld.



             IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal the day and year first above written.


                                                     VERMONT PURE SPRINGS, INC.

Attest:                       By:
                                                             President





                                                          CAROLYN HOWARD


Attest:



                                                         A.M. FRIDAYS, INC.


Attest:                            By:
                                                              President



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